Registration No. 333-_______
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                      ----------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                      ----------

                       AMERICAN LOCKER GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)

            DELAWARE                                      16-0338330
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                          Identification No.)

             608 ALLEN STREET
             JAMESTOWN, NEW YORK                          14702-1000
 (Address of principal executive offices)                 (Zip Code)


                       AMERICAN LOCKER GROUP INCORPORATED
                            1988 STOCK INCENTIVE PLAN
                            (Full title of the plan)

                               MR. ROY J. GLOSSER
                      PRESIDENT AND CHIEF OPERATING OFFICER
                       AMERICAN LOCKER GROUP INCORPORATED
                                608 ALLEN STREET
                         JAMESTOWN, NEW YORK, 14702-1000
                     (Name and address of agent for service)

                                    (716) 664-9600
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

================================================================================
    TITLE OF                           PROPOSED       PROPOSED       AMOUNT OF
   SECURITIES         AMOUNT TO BE     MAXIMUM         MAXIMUM     REGISTRATION
TO BE REGISTERED       REGISTERED   OFFERING PRICE    AGGREGATE       FEE(1)
                                      PER SHARE    OFFERING PRICE
--------------------------------------------------------------------------------
COMMON STOCK, PAR       19,000         $2.875        $54,625.00        $70.00
VALUE  $1.00
--------------------------------------------------------------------------------
COMMON STOCK, PAR        3,250          4.25         $13,812.50
VALUE  $1.00
--------------------------------------------------------------------------------
COMMON STOCK, PAR       15,000         11.25        $168,750.00
VALUE  $1.00
================================================================================

      (1) Based on the exercise price of the options in respect of which shares may be issued in accordance with Rule 457(h).
--------------------------------------------------------------------------------

                                   PART II
              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

    ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

      The following documents filed by the Registrant with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference into this Registration Statement: (i) the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 1997, and (ii) the description of the Registrant's Common Stock contained in the Registration Statement on Form 10 dated March 1964 filed by Rockwell Manufacturing Co. The capital stock consists of 1,000,000 shares of preferred stock, none of which was outstanding on May 1, 1998, and 4,000,000 shares of common stock (par value $1.00 per share) of which 604,693 shares were outstanding on May 1, 1998.

      All documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement, but prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered by this Registration Statement have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement. Each document incorporated by reference into this Registration Statement shall be deemed to be a part of this Registration Statement from the date of filing of such document with the Commission until the information contained therein is superseded or updated by any subsequently filed document which is incorporated by reference into this Registration Statement or by any document which constitutes part of the prospectus relating to the American Locker Group Incorporated 1988 Stock Incentive Plan (the "Plan") meeting the requirements of Section 10(a) of the Securities Act.


    ITEM 4. DESCRIPTION OF SECURITIES.

      The class of securities to be offered under this Registration Statement is registered under Section 12 of the Exchange Act.


    ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

      None.


    ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

      Section 102(b)(7) of the Delaware General Corporation Law (the "DGCL") permits a Delaware corporation, in its certificate of incorporation, to limit or eliminate, subject to certain statutory limitations, the liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. Article TWELFTH of the Registrant's Certificate of Incorporation provides that no director of the Registrant shall be personally liable to the Registrant or its stockholders in accordance with the foregoing provisions of Section 102(b)(7).

      Under Section 145 of the DGCL, a Delaware corporation has the power to indemnify directors and officers under certain prescribed circumstances and, subject to certain limitations, against certain costs and expenses, including attorneys' fees, actually and reasonably incurred in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative, to which any of them is a party by reason of his being a director or officer of the corporation if it is determined that he acted in accordance with the applicable standard of conduct set forth in such statutory provision. Article TWELFTH of the Registrant's Certificate of Incorporation provides that the Registrant will indemnify, to the fullest extent now or hereafter permitted by law, each director or officer of the Registrant who was or is made a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was an authorized representative of the Registrant, against all expenses (including attorneys' fees and disbursements), judgments, fines (including excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding.


    ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

      Inapplicable.


    ITEM 8. EXHIBITS.

      The following exhibits are filed herewith or incorporated by reference as part of this Registration Statement:

    EXHIBIT NO.             DESCRIPTION
    -----------             -----------

      4.1 Certificate of Incorporation of American Locker Group Incorporated (incorporated by reference to Exhibit 3.1 to the Registrant's Report on Form 10-K for the year ending December 31, 1980, Exhibit to Form 10-C filed by Registration on May 6, 1985 and Exhibit 3.3 to Registrant's Form 10-K for the year ending December 31, 1987.


      4.2 Bylaws of American Locker Group Incorporated (incorporated by reference to Exhibit to the Registrant's Form 10-K for the year ending December 31, 1985 and Exhibit 3.5 to the Registrant's Report on 10-K for the year ending December 31, 1991.


      5.1 Opinion of Kirkpatrick & Lockhart LLP as to the legality of the shares being registered.

      23.1              Consent of Ernst & Young LLP.

      23.3 Consent of Kirkpatrick & Lockhart LLP (included in the Opinion filed as Exhibit 5.1).

      24.1 Power of Attorney (set forth on the signature page of this Registration Statement).

      ITEM 9.  UNDERTAKINGS.

            (a)  The undersigned Registrant hereby undertakes:

            (1) To file, during any period in which offers of sales are being made, a post-effective amendment to this Registration Statement:

                            (i)  To  include   any   prospectus   required  by
                  Section 10(a)(3) of the Securities Act;

                           (ii) To reflect in the prospectus any facts or events
                  arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                          (iii) To include any material information with respect
                  to the plan of  distribution  not previously  disclosed in the
                  Registration Statement or any material change to such information in the Registration Statement;

            Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

            (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

            (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereto.

                                    * * *

            (h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on this 19th day of May, 1998.

                               AMERICAN LOCKER GROUP INCORPORATED


                               By:/S/ HAROLD J. Ruttenberg
                                  ---------------------------------
                                  Harold J. Ruttenberg
                                  Chairman, Chief Executive Officer, Treasurer
                                  and Principal Accounting Officer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints either Harold J. Ruttenberg and Roy J. Glosser his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same with all exhibits thereto, and other documentation in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act, this Registration Statement and the foregoing Power of Attorney have been signed by the following persons in the capacities and on the date(s) indicated:

     SIGNATURE                   CAPACITY                     DATE
     ---------                   --------                     ----

                            Chairman, Chief Executive       May 19, 1998
/S/ HAROLD J. RUTTENBERG    Officer, Treasurer and
------------------------    Principal Accounting Officer
    Harold J. Ruttenberg
                            President, Chief Operating      May 19, 1998
/S/ ROY J. GLOSSER          Officer and Director
------------------------
    Roy J. Glosser
                                                            May 19, 1998
/S/ ALAN H. FINEGOLD        Director
------------------------
    Alan H. Finegold
                                                            May 19, 1998
/S/ THOMAS LYNCH            Director
------------------------
    Thomas Lynch, IV
                                                            May 19, 1998
/S/ JAMES  E. RUTTENBERG    Director
------------------------
    James E. Ruttenberg
                                                            May 19, 1998
/S/ EDWARD F. RUTTENBERG    Director
------------------------
    Edward F. Ruttenberg
                                                            May 19, 1998
/S/ JEFFREY C. SWOVELAND    Director
------------------------
    Jeffrey C. Swoveland

     SIGNATURE                   CAPACITY                     DATE
     ---------                   --------                     ----


------------------------    Director                        May __, 1998
    Donald I Dussing, Jr.

                                  EXHIBIT INDEX

    EXHIBIT NO.               DESCRIPTION                SEQUENTIAL PAGE NUMBER
    -----------               -----------                ----------------------

      4.1         Certificate     of     Incorporation
                  of     American     Locker     Group
                  Incorporated     (incorporated    by
                  reference  to  Exhibit  3.1  to  the
                  Registrant  Report  on Form 10-K for
                  the year ending  December  31, 1980,
                  Exhibit   to  Form  10-C   filed  by
                  Registrant  on  May  6,  1985,   and
                  Exhibit  3.3  to  Registrant's  Form
                  10-K  for the year  ending  December
                  31, 1987).

      4.2         Bylaws     of    American     Locker
                  Group Incorporated  (incorporated by
                  reference    to   Exhibit   to   the
                  Registrant's  Form 10-K for the year
                  ending   December   31,   1985   and
                  Exhibit  3.5  to  the   Registrant's
                  Report  on 10-K for the year  ending
                  December 31, 1991).

      5.1         Opinion of  Kirkpatrick  & Lockhart
                  LLP  as  to  the  legality  of  the
                  shares being registered.

      23.1        Consent of Ernst & Young LLP.

      23.3        Consent of Kirkpatrick & Lockhart LLP
                  (included   in  the  Opinion filed as
                  Exhibit 5.1).

      24.1        Power of  Attorney  (set forth on the
                  signature  page of  this Registration
                  Statement).